UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 27, 2017

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Square, Inc. (the “Company”) entered into the First Amendment to Credit Agreement, dated as of February 27, 2017, among the Company, the lenders that are a party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Amendment”). The Amendment amends the Revolving Credit Agreement, dated as of November 2, 2015, among the Company, the lenders that are a party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Original Credit Agreement,” as amended, modified, or supplemented, the “Credit Agreement”).

The Amendment amended the Original Credit Agreement to, among other things, permit the Company to issue convertible senior unsecured notes and enter into convertible note hedge and warrant transactions in connection with the issuance of such convertible senior notes.

Certain of the lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, other commercial dealings with the Company or its affiliates in the ordinary course of business, including in connection with an offering of convertible senior unsecured notes. They have received, or may in the future receive, customary fees and commissions for those transactions.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On February 27, 2017, the Company issued a press release announcing its intention to offer $350 million aggregate principal amount of convertible senior unsecured notes due 2022 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of February 27, 2017, among Square, Inc., the Lenders Party Thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated February 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By:	/s/ Hillary Smith
Hillary Smith General Counsel

Date: February 27, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of February 27, 2017, among Square, Inc., the Lenders Party Thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated February 27, 2017.